UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  May 17, 2006
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                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)

         California                  001-13122                 95-1142616
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)


                                 (213) 687-7700
              (Registrant's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

On May 17, 2006, Reliance's Board of Directors declared a two-for-one stock split, in the form of a 100% stock dividend on the Company's common stock and a 20% increase in the dividend rate. The common stock split will be effected by issuing one additional share of common stock for each share held by shareholders of record on July 5, 2006. The additional shares will be distributed on July 19, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RELIANCE STEEL & ALUMINUM CO.


Dated: May 22, 2006                             By  /s/ Karla Lewis
                                                    ----------------------------
                                                    Karla Lewis
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                          RELIANCE STEEL & ALUMINUM CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS
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Exhibit No.  Description
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99.1         Press Release dated May 18, 2006